Supplement dated June 15, 2012, to the Wilmington Funds (the “Funds” or the “Trust;” formerly MTB Group of Funds) Prospectus dated December 30, 2011, as supplemented (the “Prospectus”)

Effective June 15, 2012, the information in the Prospectus will be amended, supplemented or replaced as follows:

1.	Wilmington Municipal Bond Fund

The following amends and replaces the entire existing text of the “Principal Investment Strategies of the Fund” sections on pages 1 and 28 of the Prospectus.

The Fund invests at least 80% of its net assets in municipal securities that provide interest exempt from federal income tax. The Fund may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to federal income tax. The Fund invests in securities rated in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) or if unrated, determined by the investment advisor to be of comparable quality. Although the Fund has no restrictions on the dollar-weighted average duration of the portfolio in which it invests, the Fund’s Advisor focuses on securities with maturities of between 3 and 15 years.

The Fund may invest more than 25% of its assets in securities relating to one political subdivision, such as any state or U.S. territory. The Fund may focus its investments in sectors of the municipal securities market, such as healthcare or housing. There are no limitations on the Fund’s investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

In selecting securities, the Fund’s Advisor focuses on credit analysis, the relative values of different sectors of the market, geographic diversity, and securities with different and potentially advantageous structures. The Advisor seeks to construct a portfolio with substantially the same interest rate exposure as the Fund’s benchmark, and does not select securities based on forecasts of interest rates.

Please keep this Supplement for future reference